united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 8/31

Date of reporting period: 2/28/16

Item 1. Reports to Stockholders.

Hundredfold Select Alternative Fund
SEMI-ANNUAL REPORT
February 29, 2016

Service Class (SFHYX)
Investor Class (HFSAX)

1-855-582-8006

www.HundredfoldSelect.com

Distributed by Ceros Financial Services, Inc.

April 25, 2016

Dear Shareholders:

This Semi-Annual report for the Hundredfold Select Alternative Fund (SFHYX Service Class and HFSAX Investor Class) covers the period from September 1, 2015 – February 29, 2016.

The Hundredfold Select Alternative Fund is actively managed to anticipate and respond to trends in differing types of fixed-income and equity securities. Identifying, quantifying and controlling elements of risk are integral parts of the Fund’s construction and investment strategy. The Hundredfold Select Alternative Fund Investor Class Shares ended the period down by -1.98%, while the S&P 500 Total Return Index was down -0.92% for the same period; and the Barclays Aggregate Bond Index was up +2.20%. The Hundredfold Select Alternative Fund Service Class Shares were down -2.42% for the period.

The high yield market began the period in a downtrend which lasted into the first quarter. There were a number of reasons investors fled the high yield bond market in 2015, including concerns over interest rates, energy and commodity exposure, liquidity and defaults. With the selloff, spreads increased to multi-year highs, creating opportunity for investors to take advantage of that environment. High yield bonds have never lost money for two consecutive years, so a full year of high yield bond losses in 2016 would be unprecedented based on the Bank of America Merrill Lynch High Yield Bond Index going back to 1987.

The Fund started the period in September 2015 with a defensive 56% exposure to the market (10% high yield, 40% alternative/bond and 6% equity), which increased over the six month period as indicators especially in high yield and equity asset classes became more positive. At the end of February, market exposure was 127% (78% high yield, 37% alternative/bond and 12% equity.) The Sub-Advisor recognizes that trends currently acting as tailwinds to high yield bonds are fragile. As one of the Fund’s primary objectives is risk management, the Sub-Advisor employs internal strategies that seek to define the environment for a return to a more defensive stance.

We thank you for your investment in the Fund.

Spectrum Financial Services, Inc.	Advisors Preferred, LLC

Subadvisor to the Fund	Advisor to the Fund

Hundredfold Select Alternative Fund
PORTFOLIO REVIEW (Unaudited)
February 29, 2016

The Fund’s performance figures* for the periods ending February 29, 2016, compared to its benchmarks:

			Average Annual Total Return
						Since	Since
						Inception	Inception
	Six months	1 Year	3 Year	5 Year	10 Year	September 1, 2004	October 24, 2012
Hundredfold Select Alternative Fund - Service Class	(2.42)%	(3.49)%	1.58%	3.66%	5.48%	5.11%	N/A
Hundredfold Select Alternative Fund - Investor Class	(1.98)%	(2.62)%	2.49%	N/A	N/A	N/A	3.26%
Barclays Capital U.S Aggregate Bond Index **	2.20%	1.50%	2.22%	3.60%	4.70%	4.43%	2.01%
S&P 500 Total Return Index ***	(0.92)%	(6.19)%	10.75%	10.13%	6.44%	7.19%	12.28%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expenses are 3.10% for the Service Class and 2.20% for the Investor Class per the December 29, 2015, prospectus. For performance information current to the most recent month-end, please call 1-855-582-8006.

**	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

***	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

% of Net
Top Holdings *	Assets
Debt Funds	50.5%
Short-Term Investments	35.7%
Equity Funds	16.8%
Liabilities Less Other Assets	(3.0)%
Total	100.0%

*	The Top Holdings detailed does not include derivative exposure.

Please refer to the Schedule of Investments in this Semi-Annual report for a detailed analysis of the Fund’s holdings.

Hundredfold Select Alternative Fund
Schedule of Investments (Unaudited)
February 29, 2016

Shares		Value
	MUTUAL FUNDS - 67.3%
	DEBT FUNDS - 50.5%
831,146	AB Municipal Income Fund, Inc. - High Income Municipal Portfolio - Advisor Class	$9,475,066
671,949	DoubleLine Total Return Bond Fund - Class I	7,317,526
1,704,253	PIMCO High Yield Spectrum Fund - Institutional Class	15,116,723
		31,909,315
	EQUITY FUNDS - 16.8%
586,592	American Century Market Neutral Value Fund - Institutional Class	6,305,866
385,532	Vanguard Global Minimum Volatility Fund - Investor Class	4,283,261
		10,589,127

	TOTAL MUTUAL FUNDS (Cost - $42,533,144)	42,498,442

	SHORT-TERM INVESTMENTS - 35.7%
	MONEY MARKET FUND - 35.7%
22,554,763	Fidelity Institutional Money Market Funds - Money Market Portfolio - Institutional Class - 0.16% (Cost - $22,554,764) (a)	22,554,764
Value
TOTAL INVESTMENTS - 103.0% (Cost - $65,087,908) (b)	$65,053,206
LIABILITIES LESS OTHER ASSETS - (3.0) %	(1,902,596)
NET ASSETS - 100.0%	$63,150,610

(a)	Variable rate security; the rate shown represents the seven day effective yield at February 29, 2016.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (excluding the value of swap positions and futures) is $65,087,908 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$42,875
Unrealized Depreciation:	(77,577)
Net Unrealized Depreciation:	$(34,702)

Hundredfold Select Alternative Fund
Futures Contracts

Number of			Notional Value at	Unrealized
Contracts	Open Long Future Contracts	Expiration	February 29, 2016	Appreciation
34	S&P E-Mini Future	March-16	3,280,150	$119,425

Hundredfold Select Alternative Fund
Long Equity Swap Contracts

	Number of	Notional Value at		Termination		Unrealized
Reference Entity	Shares	February 29, 2016	Interest Rate Payable *	Date	Counterparty	Appreciation
SPDR Barclays High Yield Bond ETF	148,000	$4,944,434	3-Mth USD_LIBOR plus 100 bps	3/9/2017	Credit Suisse	$221,103
Totals

Hundredfold Select Alternative Fund
OPEN CREDIT DEFAULT SWAP AGREEMENTS - PROTECTION PURCHASED: (CENTRALLY CLEARED)

					Upfront	Unrealized
Reference Entity	Counterparty	Termination Date	Notional Principal	Notional Value at February 29, 2016	Payments paid	Appreciation
CDX HY 25 Year Index	Credit Suisse	12/20/2020	$12,600,000	$12,737,657	$246,359	$137,657

*	Interest rate is based upon current notional amounts, which may be a multiple of the number of shares plus a specified spread.

See accompanying notes to financial statements.

Hundredfold Select Alternative Fund
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
February 29, 2016

Assets:
Investments securities:
At cost	$65,087,908
At value	$65,053,206
Cash:
Deposits for swaps	3,640,000
Cash held at broker for futures	630,768
Unrealized appreciation on futures	119,425
Unrealized appreciation on swaps	358,760
Receivables:
Unsettled swap transactions	1,129,894
Dividends and interest	200,173
For fund shares sold	41,357
Other assets	14,935
Total assets	71,188,518

Liabilities:
Payables:
Investment securities purchased	7,700,000
Unamortized upfront payments on credit default swaps	246,359
Accrued investment advisory fees	53,450
Accrued distribution expense	33,081
Accrued operating services fees	2,818
For fund shares redeemed	2,200
Total liabilities	8,037,908

Net Assets	$63,150,610

Net Assets Consist Of:
Paid in Capital	65,227,454
Accumulated net investment loss	(107,886)
Accumulated net realized loss	(2,412,441)
Net unrealized appreciation (depreciation) on:
Investments	(34,702)
Futures	119,425
Swaps	358,760
Total Net Assets	$63,150,610

Calculation of Net Asset Value Per Share:
Service Class
Net assets	$38,701,168
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	1,851,172
Net asset value, redemption and offering price per share	$20.91

Investor Class
Net assets	$24,449,442
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	1,121,701
Net asset value, redemption and offering price per share	$21.80

See accompanying notes to financial statements.

Hundredfold Select Alternative Fund
STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended February 29, 2016

Hundredfold Select
Alternative Fund
Investment income:
Dividend income	$893,156
Interest income	37,213
Total investment income	930,369

Expenses:
Investment advisory fees	355,417
Distribution expenses - Service Class	216,412
Operating services fees	173,837
Total expenses	745,666
Net investment income	184,703

Realized and unrealized gain (loss) on investments:
Net realize loss on:
Investments	(1,304,186)
Futures	(108,668)
Swaps	(999,353)
(2,412,207)
Change in unrealized appreciation (depreciation) on:
Investments	(35,720)
Futures	119,425
Swaps	494,723
578,428
Net realized and unrealized loss on investments	(1,833,779)
Net decrease in net assets resulting from operations	$(1,649,076)

See accompanying notes to financial statements.

Hundredfold Select Alternative Fund
STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Six Months Ended	Year Ended
	February 29, 2016	August 31, 2015
Increase (Decrease) in net assets from:
Operations:
Net investment income	$184,703	$248,885
Net realized gain (loss) on investments, futures and swaps	(2,412,207)	686,516
Capital gain distributions from regulated investment companies	—	10,881
Change in net unrealized appreciation (depreciation) on investments, futures and swaps	578,428	(1,114,488)
Net decrease in net assets resulting from operations	(1,649,076)	(168,206)

Distributions to shareholders:
Net investment income
Service Class	(101,415)	—
Investor Class	(420,743)	—
Net realized gain
Service Class	(214,279)	(5,144,856)
Investor Class	(126,289)	(2,142,915)
Total distributions to shareholders	(862,726)	(7,287,771)

Capital share transactions:
Proceeds from shares sold:
Service Class	2,647,596	6,364,202
Investor Class	7,748,102	9,221,086
Net asset value of shares issued in reinvestment of distributions:
Service Class	271,624	4,108,962
Investor Class	76,541	358,843
Payments for shares redeemed
Service Class	(10,379,334)	(42,352,068)
Investor Class	(10,898,069)	(8,914,650)

Total decrease in net assets from capital share transactions	(10,533,540)	(31,213,625)

Total decrease in net assets	(13,045,342)	(38,669,602)

Net assets:
Beginning of Period	76,195,952	114,865,554
End of Period	$63,150,610	$76,195,952
Accumulated net investment income (loss), end of period	$(107,886)	$229,569

Service Class
Shares sold	123,712	284,535
Shares issued in reinvestment of distributions	12,697	191,649
Shares redeemed	(486,474)	(1,863,766)
Net decrease in shares	(350,065)	(1,387,582)

Investor Class
Shares sold	349,286	405,549
Shares issued in reinvestment of distributions	3,453	16,048
Shares redeemed	(498,579)	(382,427)
Net increase (decrease) in shares	(145,840)	39,170

See accompanying notes to financial statements.

Financial Highlights

			Net Realized
			and	Net Increase								Ratios to Average Net Assets
	Net Asset	Net	Unrealized	(Decrease)	Dividends	Distributions		Net Asset
	Value,	Investment	Gain	in Net Asset	from Net	from		Value,			Net Assets,			Net	Portfolio
	Beginning	Income	(Loss) on	Value Resulting	Investment	Realized	Total	End	Total		End of Year/	Net		Investment	Turnover
Year/Period	of Year/Period	(Loss)[1]	Investments	from Operations	Income	Capital Gains	Distributions	of Year/Period	Return[2]		Period (,000)	Expenses[3]		Income (Loss)	Rate[5]
Hundredfold Select Alternative Fund
Investor Class
Six Months Ended February 29, 2016 (Unaudited)	$22.65	$0.12	$(0.56)	$(0.44)	$(0.31)	$(0.10)	$(0.41)	$21.80	(1.98	%) [7]	$24,449	1.55	% [9]	1.10%	242	% [7]
Year Ended August 31, 2015	24.49	0.19	(0.06)	0.13	—	(1.97)	(1.97)	22.65	0.65%		28,704	1.55%		0.82%	418%
Year Ended August 31, 2014	23.45	0.28	1.69	1.97	(0.03)	(0.90)	(0.93)	24.49	8.55	% [8]	30,081	1.54%		1.16%	367%
Period Ended August 31, 2013 [6]	23.97	0.40	0.52	0.92	(0.36)	(1.08)	(1.44)	23.45	3.97	% [7,8]	28,164	1.54	% [9]	1.96%	429	% [7]
Hundredfold Select Alternative Fund
Service Class
Six Months Ended February 29, 2016 (Unaudited)	$21.58	$0.02	$(0.54)	$(0.52)	$(0.05)	$(0.10)	$(0.15)	$20.91	(2.42	%) [7]	$38,701	2.45	% [9]	0.15%	242	% [7]
Year Ended August 31, 2015	23.62	0.01	(0.08)	(0.07)	—	(1.97)	(1.97)	21.58	(0.22%)		47,492	2.45%		0.04%	418%
Year Ended August 31, 2014	23.38	0.07	1.65	1.72	(0.58)	(0.90)	(1.48)	23.62	7.57	% [8]	84,785	2.44%		0.31%	367%
Year Ended August 31, 2013	23.67	0.35	0.83	1.18	(0.39)	(1.08)	(1.47)	23.38	5.12	% [8]	106,980	2.44%		1.49%	429%
Year Ended August 31, 2012	22.66	0.41	1.78	2.19	(0.34)	(0.84)	(1.18)	23.67	10.00%		106,369	2.45%		1.79%	418%
Year Ended August 31, 2011	22.20	0.41	1.12	1.53	(0.43)	(0.64)	(1.07)	22.66	6.95%		58,084	2.55%		1.79%	360%

[1]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

[2]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.

[3]	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

[4]	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

[5]	Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[6]	Hundredfold Select Alternative Fund Investor Class commenced operations on October 24, 2012.

[7]	Not Annualized.

[8]	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

[9]	Annualized.

See accompanying notes to financial statements.

Hundredfold Select Alternative Fund
NOTES TO THE FINANCIAL STATEMENTS (Unaudited)
February 29, 2016

1.	ORGANIZATION

The Hundredfold Select Alternative Fund (the “Fund”) is a non-diversified series of Northern Lights Fund Trust II, a Delaware statutory trust (the “Trust”) organized on August 26, 2010 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently offers Service Class Shares and Investor Class Shares which commenced operations on October 24, 2012.

Each class represents an interest in the same assets of the respective Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

The Fund seeks a moderate total rate of return (income plus capital appreciation) on an annual basis, by investing primarily in any combination of equity and fixed-income securities based on market conditions, trends and expectations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies. The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

a) Investment Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the mean price on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices. Financial futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Investments in open-end investment companies are valued at net asset value. Total return swaps on exchange-listed securities shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Exchange listed swaps shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Credit Deferred Swaps are valued by a pricing agent covering the specific type of swap. Certain credit default swaps (“CDS”) and credit indices are valued independently by Markit; or if no valuation is available from a pricing agent, as determined by Gemini Fund Services, LLC (“GFS”), at the price received from the broker-dealer/counterparty that issued the swap.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

b) Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor and/or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor and/or sub advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor and/or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following

Hundredfold Select Alternative Fund
NOTES TO THE FINANCIAL STATEMENTS (Unaudited) (Continued)
February 29, 2016

factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by each Fund will not change.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that each Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of February 29, 2016 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments
Mutual Funds	$42,498,442	$—	$—	$42,498,442
Short-Term Investments	22,554,764	—	—	22,554,764
Total Investments	$65,053,206	$—	$—	$65,053,206
Derivatives
Future Contracts	$119,425	$—	$—	$119,425
Swap Contracts	—	358,760	—	358,760
Total Derivatives	$119,425	$358,760	$—	$478,185

The Fund did not hold any Level 3 securities during the current period ended.

There were no transfers into or out of Level 1 and Level 2 during the current year presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Schedule of Investments for classification by asset class.

c) Swap Contracts – The Fund is subject to equity price risk, interest rate risk, credit risk and counterparty risk in the normal course of pursuing its investment objectives. The Fund may enter into various swap transactions, such as total return swaps and portfolio swaps for investment purposes or to manage interest rate, equity, or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Hundredfold Select Alternative Fund
NOTES TO THE FINANCIAL STATEMENTS (Unaudited) (Continued)
February 29, 2016

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). Most equity swap agreements entered into by the Fund calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Fund’s obligations are accrued daily (offset by any amounts owed to the Fund).

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund has been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps”.

The Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Fund will typically enter into equity swap agreements in instances where the Advisor believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

The Fund may enter into credit default swaps (“CDS”). CDS are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by each Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The Fund may enter into Interest Rate Swaps. Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if each Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The Fund collateralizes swap agreements with cash and certain securities if indicated on the Schedule of Investments. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Fund. The Fund does not net collateral. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Fund are regularly collateralized either directly with the Fund or in a segregated account at the Custodian.

A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty to the extent that posted collateral is insufficient. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap

Hundredfold Select Alternative Fund
NOTES TO THE FINANCIAL STATEMENTS (Unaudited) (Continued)
February 29, 2016

agreement is monitored by the Advisor. The financial statements of these counterparties are available by accessing the SEC’s website, at www.sec.gov.

d) Stock Index Futures Contracts and Options on Futures Contracts – The Fund may purchase and sell stock index futures contracts and options on such futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

e) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Fund designates all cash, cash equivalents and liquid securities as collateral for written options, futures contracts and options on futures contracts.

f) Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

g) Security Transactions and Related Income – Investment transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis.

h) Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

i) Federal Income Taxes – The Fund continues to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income tax. No provision for federal income taxes has been made.

The Fund recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax position, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax years 2013 - 2015 or expected to be taken in the Fund’s 2016 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

j) Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

k) Indemnifications – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is

Hundredfold Select Alternative Fund
NOTES TO THE FINANCIAL STATEMENTS (Unaudited) (Continued)
February 29, 2016

unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended February 29, 2016, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) amounted to $94,521,174 and $84,796,350, respectively

The Fund uses derivative instruments as part of its principal investment strategy to achieve its investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. For the six months ended February 29, 2016, the Fund invested in futures and swaps contracts.

At February 29, 2016, the fair value of derivatives instruments was as follows:

Asset/Liability derivatives
	Foreign			Commodity
	exchange risk	Equity risk	Credit risk	risk	Total
Swap Contracts[1]	$—	$—	$358,760	$—	$358,760
Futures[2]	—	119,425	—	—	119,425
Total	$—	$119,425	$358,760	$—	$478,185

1.	Statement of Assets and Liabilities location: Unrealized appreciation on swaps.

2.	Cumulative appreciation of futures contracts is reported in the above table.

Transactions in derivative instruments during the six months ended February 29, 2016, were as follows:

	Foreign			Commodity
	exchange risk	Equity risk	Credit risk	risk	Total
Realized gain (loss)[3]
Futures contracts	$—	$(108,668)	$—	$—	$(108,668)
Swap contracts	—	(301,478)	(697,875)	—	(999,353)
Total realized gain (loss)	$—	$(410,146)	$(697,875)	$—	$(1,108,021)

Change in unrealized appreciation (depreciation)[4]
Futures contracts	$—	$119,425	$—	$—	$119,425
Swap contracts	—	129,121	365,602	—	494,723
Total change in unrealized appreciation (depreciation)	$—	$248,546	$365,602	$—	$614,148

3.	Statement of Operations location: Net realized gain (loss) on futures and swaps.

4.	Statement of Operations location: Change in unrealized appreciation (depreciation) on futures and swaps.

The derivative instruments outstanding as of February 29, 2016 as disclosed in the Schedule of Investments and the amounts of realized loss and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Hundredfold Select Alternative Fund
NOTES TO THE FINANCIAL STATEMENTS (Unaudited) (Continued)
February 29, 2016

4.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS

The Fund’s policy is to recognize a net asset or liability equal to the unrealized gain/ (loss) for futures and swaps contracts. During the six months ended February 29, 2016, the Fund is subject to a master netting arrangement for the swaps. The following table shows additional information regarding the offsetting of assets at February 29, 2016.

				Gross Amounts Not Offset in the
Assets:		Gross Amounts	Net Amounts of	Statement of Assets & Liabilities
		Offset in the	Assets Presented in
	Gross Amounts of	Statement of Assets	the Statement of	Financial	Cash Collateral
	Recognized Assets	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Swaps Contracts	$358,760	$—	$358,760	$—	$—	$358,760
Futures Contracts	$119,425	$—	$119,425	$—	$—	$119,425
	$478,185	$—	$478,185	$—	$—	$478,185

(1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following fiscal years was as follows:

For fiscal year ended	Ordinary	Long-Term	Total
August 31, 2015	Income	Capital Gain	Distribution
Hundredfold Select Alternative Fund	$6,569,919	$717,852	$7,287,771

For fiscal year ended	Ordinary	Long-Term	Total
August 31, 2014	Income	Capital Gain	Distribution
Hundredfold Select Alternative Fund	$5,923,777	$860,153	$6,783,930

As of August 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	Loss and	Appreciation/	Accumulated
	Income	Gains	Forwards	Differences	Late Year Losses	(Depreciation)	Earnings/(Deficits)
Hundredfold Select Alternative Fund	$229,569	$340,334	$—	$—	$—	$(134,945)	$434,958

Permanent book and tax differences, primarily attributable to the reclass of net operating losses, adjustments for non-deductible expenses and the book/tax basis treatment of swaps, resulted in reclassifications for the following Funds for the year ended August 31, 2015 as follows:

	Paid in	Undistributed Net	Accumulated Net Realized
	Capital	Investment Income	Gain/(Loss) from Investments
Hundredfold Select Alternative Fund	$(4,360)	$(19,316)	$23,676

6.	INVESTMENT ADVISORY AND RELATED PARTY TRANSACTIONS

Advisors Preferred, LLC (“Advisor”), serves as investment advisor to the Fund.

Investment Advisory Agreement: The Fund has entered into an investment advisory agreement with the Advisor. The Advisor receives a fee, computed daily and payable monthly and applied to the Fund’s average daily net assets at an annual rate of 1.00%. In addition, the Advisor has entered into a sub-advisory agreement with Hundredfold Advisors, LLC (“Sub-Advisor”) whereby the Sub-Advisor will direct investment activities of the Fund. The Sub-Advisor is paid by the Advisor and not the Fund. For the six months ended February 29, 2016, the Fund paid $355,417 in advisory fees.

Fund Services Agreement: The Fund has entered into a Fund Services Agreement (the “Agreement”) with GFS. The Fund shall pay to GFS 45 basis points (0.45%) on assets up to $100 million, 40 basis points (0.40%) on assets $100 million to $250 million, 35 basis points (0.35%) on assets from $250 million to $500 million and 30 basis points (0.30%) on assets greater than $500 million. Basis point fees will be calculated based upon the average net assets of the Fund for the previous month.

Hundredfold Select Alternative Fund
NOTES TO THE FINANCIAL STATEMENTS (Unaudited) (Continued)
February 29, 2016

The fees cover operational services such as fund administration, fund accounting and transfer agency services to the Fund as well as other operating expenses. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, an account maintenance fee of 0.25% as compensation for sales, promotional activities and services, a distribution fee at the rate of 0.75% on an annualized basis of the average net assets attributable to Service Class shares of the Fund as well as a Shareholder Servicing Plan (the Servicing Plan”) for the Fund which provides a monthly distribution fee at an annual rate of 0.10% of the average daily net assets. The fees are paid to Ceros Financial Services (the “Distributor”) an affiliate of the Advisor to provide compensation for ongoing shareholder servicing and distribution-related activities or services and-or maintenance of Service Class accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the six months ended February 29, 2016, the Fund incurred $216,412 in fees. The Distributor is an affiliate of the Advisor.

During the six months ended February 29, 2016, Ceros Financial Services, Inc. (“Ceros”), a registered broker/dealer and an affiliate of the Advisor executed trades on behalf of the and received $7,140 in trade commissions.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.

BluGiant, LLC (“Blu Giant”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in Fidelity Institutional Money Market Funds – Money Market Portfolio – Institutional Class. The Fund may redeem its investment from Fidelity Institutional Money Market Funds – Money Market Portfolio – Institutional Class at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of Hundredfold Select Alternative Fund may be directly affected by the performance of the Fidelity Institutional Money Market Funds – Money Market Portfolio – Institutional Class. The financial statements of the Fidelity Institutional Money Market Funds – Money Market Portfolio – Institutional Class, including the portfolio of investments, can be found at Fidelity website www.fidelity.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of February 29, 2016 the percentage of the Fund’s net assets invested in the Fidelity Institutional Money Market Funds – Money Market Portfolio – Institutional Class was 35.7%.

8.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Hundredfold Select Alternative Fund
Expense Example Table
February 29, 2016 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period September 1, 2015 – February 29, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Expenses
	Expense	Account Value	Account Value	Paid During
	Ratio	September 1, 2015	February 29, 2016	Period (1)
Service Class
Based on actual fund return	2.45%	$1,000.00	$975.80	$12.04
Based on hypothetical 5% return	2.45%	1,000.00	1,012.68	12.26
Investor Class
Based on actual fund return	1.55%	1,000.00	980.20	7.63
Based on hypothetical 5% return	1.55%	1,000.00	1,017.16	7.77

(1)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (182), then divided by the number of days in the fiscal year (366).

Hundredfold Funds
SUPPLEMENTAL INFORMATION (Unaudited)
February 29, 2016

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on July 14 and 15, 2015, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of each of the Hundredfold Select Alternative Fund, and Hundredfold Select Equity Fund (the “Hundredfold Funds”), each a series of the Trust, and Advisors Preferred LLC (“Advisors Preferred”) (“Advisors Preferred Advisory Agreement”). The Board further considered the renewal of the sub-advisory agreement between Advisors Preferred and Hundredfold Advisors, LLC (“Hundredfold Advisors”) with respect to each of the Hundredfold Funds (“Hundredfold Sub-Advisory Agreement’), (together, the “Hundredfold Advisory Agreements”).

Based on their evaluation of the information provided by Advisor’s Preferred and Hundredfold Advisor’s, in conjunction with each of the Hundredfold Funds’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Advisors Preferred Advisory Agreement and the Hundredfold Sub-Advisory Agreement with respect to each of the Hundredfold Funds.

In advance of the meeting, the Board requested and received materials to assist them in considering the Investment Advisory Agreement and the Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Advisors Preferred Advisory Agreement and the Hundredfold Sub-Advisory Agreement, a memorandum prepared by the Independent Trustees’ outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of each of the Hundredfold Advisory Agreements and comparative information relating to the advisory fees and other expenses of the Hundredfold Funds. The materials also included due diligence materials relating to Advisors Preferred and Hundredfold Advisors (including due diligence questionnaires completed by Advisers Preferred and Hundredfold Advisors, Advisors Preferred’s and Hundredfold Advisor’s Forms ADV, select financial information of Adviser Preferred, bibliographic information regarding Advisors Preferred’s and Hundredfold Advisor’s key management and investment advisory personnel, and comparative fee information relating to each of the Hundredfold Funds) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Advisors Preferred Advisory Agreement with respect to each of the Hundredfold Funds. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisors Preferred Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisors Preferred Advisory Agreement.

In considering the renewal of the Advisors Preferred Advisory Agreement with respect to each of the Hundredfold Funds, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by Advisors Preferred related to the proposed renewal of the Advisors Preferred Advisory Agreement, including its ADVs, a description of the manner in which investment decisions are made and executed, a review of the professional personnel performing services for each of the Hundredfold Funds, including the team of individuals that primarily monitors and executes the investment process. The Board discussed the extent of the adviser’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the

Hundredfold Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
February 29, 2016

representatives of Advisors Preferred with respect to a series of important questions, including: whether each was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the Hundredfold Funds; and whether there are procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided on the practices for monitoring compliance with each of the Hundredfold Fund’s investment limitations, noting that the CCO would periodically review the portfolio managers’ performance of their duties to ensure compliance under Advisors Preferred’s compliance program. The Board then reviewed the capitalization of Advisors Preferred based on financial information provided by and representations made by Advisors Preferred and concluded that Advisors Preferred was sufficiently well-capitalized, or its parent had the ability to make additional contributions in order to meet its obligations to each of the Hundredfold Funds. The Board concluded that Advisors Preferred had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisors Preferred Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Advisors Preferred to each of the Hundredfold Funds were satisfactory.

Performance. The Board reviewed the performance of each Hundredfold Fund as compared to its peer group, Morningstar category and benchmark for the one year, three year, five year and since inception periods noting Hundredfold Select Alternative underperformed its peer group, and Morningstar categories for the one year period, but outperformed its peer group and Morningstar categories for the three year, five year, ten year and since inception periods, where applicable. The Board further noted that Hundredfold Select Alternative underperformed its benchmark for each period. With respect to Hundredfold Select Equity, the Board noted that the Fund had underperformed each of its peer group, Morningstar category and benchmark for the one year, three year, five year, ten year and since inception periods, where applicable. With respect to Hundredfold Select Alternative, the Board concluded that past performance was acceptable and generally in line with its risk level. With respect to Hundredfold Select Equity, the Board discussed the Fund’s continued poor performance against its benchmarks while noting a slight relative improvement in short-term performance. The Board noted that Advisors Preferred and Hundredfold Select Equity’s sub-advisor, Hundredfold Advisors, in particular, continue to implement certain actions to address each Fund’s lagging performance and, after further discussion, concluded that the processes and personnel Advisors Preferred and Hundredfold Advisors continue to implement should result in improved performance over time.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by Advisors Preferred, the Board discussed the comparison of advisory fees and total operating expense data and reviewed each Hundredfold Fund’s advisory and overall expenses compared to a peer group comprised of funds constructed by Advisors Preferred with similar investment objectives and strategies and of similar size.

The Board noted the following annual advisory fees based on the average net assets of the applicable Fund:

Fund	Annual Advisory Fee
Hundredfold Select Alternative	1.00%
Hundredfold Select Equity	1.00%

The Board concluded that based on Advisors Preferred’s experience, expertise, and services provided to each Hundredfold Fund, the fees charged by Advisors Preferred were reasonable. The Board noted that Advisors Preferred is responsible for the sub-advisory fees payable to Hundredfold Advisors out of the contractual advisory fee paid to Advisors Preferred by each of the Hundredfold Funds. In addition, the Board considered that Advisors Preferred would be responsible for monitoring and overseeing Hundredfold Advisors, as sub-adviser to the Hundredfold Funds. In so doing, the Board noted that Advisors Preferred would commit substantial financial and other resources to the management of each of the Hundredfold Funds. Based on this service, the Board determined that the advisory and subadvisory fees were reasonable.

Hundredfold Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
February 29, 2016

Profitability. The Board also considered the level of profits that could be expected to accrue to Advisors Preferred with respect to the Hundredfold Funds based on profitability reports and analyses reviewed by the Board and the selected financial information of Advisors Preferred provided by Advisors Preferred. After review and discussion, the Board concluded that based on the services provided by Advisors Preferred, fees paid to Hundredfold Advisors and the projected growth of each Hundredfold Fund, the fees were reasonable and that anticipated profits from the Adviser’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which each of the Hundredfold Funds will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of each of the Hundredfold Funds, Advisors Preferred’s expectations for growth for each Hundredfold Fund, and concluded that any material economies of scale would not be achieved in the near term.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Hundredfold Sub-Advisory Agreement. In addition to the materials described above, the Board reviewed: (i) the nature and quality of the investment advisory services to be provided by Hundredfold Advisors, including the experience and qualifications of the personnel providing such services; (ii) the investment strategies and style of investing of Hundredfold Advisors; (iii) the performance history of Hundredfold Advisors for each Hundredfold Fund; and (iv) Hundredfold Advisors financial condition, history of operations and ownership structure. In considering the renewal of the Hundredfold Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. As to the nature, quality and extent of the services provided by Hundredfold Advisors, the Board noted the experience of the portfolio management and research personnel of Hundredfold Advisors, including its experience in the investment field, education and industry credentials. The Board discussed the financial condition of Hundredfold Advisors and reviewed supporting materials. The Board reviewed the presentation materials prepared by Hundredfold Advisors describing their investment process. The Board discussed Hundredfold Advisors compliance structure and broker selection process. The Board concluded that Hundredfold Advisors had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Hundredfold Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to each Hundredfold Fund were satisfactory.

Performance. The Board, including the Independent Trustees, considered the performance of each of the Hundredfold Funds previously reviewed during its consideration of the each Hundredfold Fund’s adviser, Advisors Preferred, and concluded that the performance obtained by Hundredfold Advisors for Hundredfold Select Alternative was satisfactory while noting the actions taken by Hundredfold Advisors to improve performance of Hundredfold Select Equity as well as that each Fund had, as previously noted, underperformed its respective benchmark for certain periods. As they had previously discussed with respect to Advisors Preferred, the Board agreed that in areas where performance has lagged, Hundredfold Advisors is taking actions to address such underperformance.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by Hundredfold Advisors, the Board discussed the sub-advisory fees and considered that Hundredfold Advisors is paid by Advisors Preferred out of its advisory fees and not by the Hundredfold Funds. The Board concluded that the sub-advisory fees to be paid to Hundredfold Advisors are reasonable in light of the anticipated quality of the services to be performed by it. The Board also considered, based on information that Advisors Preferred provided that the Hundredfold Sub-Advisory Agreement was negotiated at arm’s-length between Advisors Preferred and Hundredfold Advisors.

Profitability. As to profitability, the Board discussed the total fee previously paid, and expected to be paid to Hundredfold Advisors based on each Hundredfold Fund’s current assets. The Board noted that Hundredfold Advisors donates substantially all of its revenues to a charitable organization and that it receives no other compensation from either of the

Hundredfold Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
February 29, 2016

Hundredfold Funds or Advisors Preferred except the sub-advisory fee earned pursuant to the Hundredfold Sub-Advisory Agreement. The Board did note, however, that Spectrum Financial, an affiliate of Hundredfold Advisors, does receive a shareholder servicing fee from the Hundredfold Funds for its clients that are invested in the Funds. The Board further noted that all sub-advisory fees are paid by Advisors Preferred out of the advisory fee that it receives and not directly by the Hundredfold Funds. Consequently, the Board did not consider the costs of services provided by Hundredfold Advisors or its profitability to be significant factors. Based on all these factors, the Board concluded that the sub-advisory fees to be paid under the Hundredfold Sub-Advisory Agreement were reasonable in light of the services to be provided thereunder.

Economies of Scale. The Board noted that the sub-advisory fees are not paid by the Hundredfold Funds, therefore the Board did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the continuing Hundredfold Funds’ assets increase.

Conclusion: Independent counsel again assisted the Board throughout the agreement review process. The Board relied upon the advice of independent counsel, and their own business judgment in determining the material factors to be considered in evaluating the Hundredfold Advisory Agreements and the weight to be given to each such factor. Accordingly, having requested and received such information from Advisors Preferred and Hundredfold Advisors as the Board believed to be reasonably necessary to evaluate the terms of each of the Hundredfold Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to each Hundredfold Advisory Agreement separately, (a) the terms of the Hundredfold Advisory Agreement are reasonable; (b) the advisory fee (or sub-advisory fee) is reasonable; and (c) the Hundredfold Advisory Agreement is in the best interests of the respective Hundredfold Fund, and its shareholders. In considering the renewal of each of the Hundredfold Advisory Agreements, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of each Hundredfold Advisory Agreement was in the best interests of each of the Hundredfold Funds and their shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each Hundredfold Advisory Agreement.

Subsequent Event

At a subsequent special meeting of the Board held on August 19, 2015, the Board, on the recommendation of Advisors Preferred, approved the liquidation of the Hundredfold Select Equity Fund which was liquidated on October 30, 2015.

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how each Fund’s voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-582-8006 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-582-8006.

INVESTMENT ADVISOR
Advisors Preferred, LLC
1445 Research Boulevard, #530
Rockville, MD 20850

SUB-ADVISOR
Hundredfold Advisors, LLC
2940 N. Lynnhaven Road, Suite 210A
Virginia Beach, VA 23452

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 5/5/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 5/5/16

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Treasurer/Principal Financial Officer

Date 5/5/16